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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Timberland Company on Form S-8 Nos. 333-35223, 33-60459, 33-67128, 33-56913,
33-17552, 33-41660, 33-19183, 33-50998, 33-60457, and 333-84959 and on Form S-3
No. 33-56921 of our report dated February 2, 2000 (February 18, 2000 as to Note
15), appearing in and incorporated by reference in the Annual Report on Form 10-K/A (Amendment No. 1) of The Timberland Company for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 25, 2000